Supplement dated February 27, 2026, to the Statutory Prospectus, Updating Summary Prospectus, and Initial Summary
Prospectus (as applicable) dated May 1, 2025 for the Pacific Advisory Variable Annuity contracts issued by Pacific Life
Insurance Company and Pacific Life & Annuity Company

The purpose of this supplement is to announce the liquidation or closure of certain underlying funds. This supplement must be preceded or accompanied by the Initial Summary Prospectus, Updating Summary Prospectus, or Statutory Prospectus (the “Prospectus”) for your Contract, as supplemented. All information in your Prospectus dated May 1, 2025, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. ‘‘We’’, ‘‘us’’, or ‘‘our’’ refer to Pacific Life Insurance Company or Pacific Life & Annuity Company; ‘‘you’’, ‘‘your’’ or “Owner” refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448, or (800) 748-6907 for New York contracts, or online at www.PacificLife.com/Prospectuses. Please read this supplement carefully and keep it with your Prospectus for future reference.

Liquidation of the Pacific Select Fund – ESG Portfolios

The Board of Trustees of the Pacific Select Fund recently announced that the ESG Diversified Portfolio and the ESG Diversified Growth Portfolio (collectively the “ESG Portfolios”) will be liquidating on or about May 1, 2026 (the “Liquidation Date”). This is not a liquidation of your Contract.

Closed to All Owners April 28, 2026

Effective April 28, 2026, the ESG Portfolio Investment Options will be closed to allocations of Account Value for all Owners as of the close of the New York Stock Exchange (typically 4:00 p.m. EST) on April 27, 2026. Accordingly, even if you have Account Value allocated to the ESG Portfolios, no new Purchase Payments or transfers into the ESG Portfolios will be permitted. If a Purchase Payment or transfer request is received after the close of the New York Stock Exchange on April 27, 2026, we will attempt to contact you to obtain new instructions. If we are unable to reach you, such payment or request will be rejected as not In Proper Form. You can always continue to make withdrawals or transfers out of the ESG Portfolios until the Liquidation Date.

The Liquidation

After the close of the New York Stock Exchange on April 30, 2026, any Account Value that remains allocated to the ESG Portfolios will be transferred to the Fidelity VIP Government Money Market Portfolio (the “Fidelity Money Market Portfolio”). Such transfers will be based on the applicable Subaccount Unit Values, and the relative net asset values of the ESG Portfolios and the Fidelity Money Market Portfolio as of the close of the New York Stock Exchange on April 30, 2026. You will not incur any tax liability because of the liquidation and your Account Value immediately after the liquidation will be equal to Account Value immediately before the liquidation. Any transfer to the Fidelity Money Market Portfolio as a result of the liquidation will not be treated as a transfer that counts toward the transfer restrictions governing the number of transfers that may be made in a given calendar year. If you want to avoid being subject to the liquidations, you must transfer any Account Value you have allocated to the ESG Portfolios no later than the close of the New York Stock Exchange on April 30, 2026. As of the Liquidation Date, the ESG Portfolios will no longer exist. Accordingly, any references to the ESG Portfolios are deleted from the Prospectus as of the Liquidation Date.

Living Benefit Investment Allocation Requirements

The Fidelity Money Market Portfolio is being made an allowable Investment Option for the Portfolio Income Protector (Single and Joint) optional living benefit due to the liquidation of the ESG Diversified Portfolio. However, the Fidelity Money Market Portfolio can only be used as an allowable Investment Option for any amount transferred as a result of the liquidation. Any additional Purchase Payments or transfers allocated to the Fidelity Money Market Portfolio outside of the liquidation transaction will cause termination of the living benefit rider.

Making Additional Purchase Payments

Any instructions we have on file to allocate any additional purchase payments to the ESG Portfolios will be updated to the Fidelity Money Market Portfolio at close of the New York Stock Exchange on April 30, 2026.

Pre-Authorized Withdrawals

If you are participating in a pre-authorized withdrawal program and have existing instructions to withdrawal from the ESG Portfolios, any pre-authorized withdrawal taken from the ESG Portfolios will instead be withdrawn from the Fidelity Money Market Portfolio after the close of the New York Stock Exchange on April 30, 2026, unless updated withdrawal instructions are provided.

Additional Services

If you are participating in the Dollar Cost Averaging, Earnings Sweep and/or Portfolio Rebalancing Systematic Transfer Programs (“Programs”) and have existing instructions to allocate to the ESG Portfolios, you must provide updated allocation instructions by the close of the New York Stock Exchange on April 27, 2026 or the Program(s) will automatically terminate.

Death Benefits - Spousal Continuation

If a notice of a death benefit claim is received after the close of the New York Stock Exchange on April 27, 2026 but before the Liquidation Date that would result in an Add-In Amount to the ESG Portfolios, the death benefit claim will be rejected as not In Proper Form. The Notice Date for the claim will not be deemed In Proper Form until the earlier of the date the updated allocation instructions are received or the Liquidation Date.

Transfer Rights

You may transfer out all or a portion of Account Value allocated to the ESG Portfolios to any other available Investment Options without the transfers counting toward the 25-transfer limit permitted each calendar year and without incurring any transfer fees or other charges. Similarly, during the ninety (90) calendar day period after the Liquidation Date, you may transfer out of the Fidelity Money Market Portfolio to any other available Investment Option without incurring any transfer fees or other charges and without the transfers counting towards the transfer limitations. All other transfers are subject to the limitations described in your Prospectus. When you select another Investment Option, you should consider the objectives, risks, charges and expenses carefully before investing. This and other information about the Investment Options available under your Contract is contained in each Investment Option’s prospectus. You may obtain Investment Option prospectuses at www.PacificLife.com/Prospectuses.

Please work with your financial professional to determine if your existing allocation instructions should be changed before or after the Liquidation Date. You may submit a transfer request to us electronically by signing into your account at www.PacificLife.com, by telephone at (800) 722-4448 , or (800) 748-6907 for New York contracts, or by using any other means described in the Prospectus. Please see ADDITIONAL INFORMATION – Inquiries and Submitting Forms and Requests in the Prospectus for details.

The following changes will be made to the LVIP American Century Inflation Protection, LVIP American Century Mid-Cap Value, LVIP JPMorgan Core Bond, and LVIP JPMorgan Mid-Cap Value Portfolios:

Effective May 1, 2026, the LVIP American Century Inflation Protection, LVIP American Century Mid-Cap Value, LVIP JPMorgan Core Bond, and LVIP JPMorgan Mid-Cap Value Portfolios (Collectively, the “ LVIP Portfolios”) will be closed to new allocations for Contract Owners who do not already have Account Value in the LVIP Portfolios as of the close of the New York Stock Exchange on April 30, 2026. Contract Owners with existing allocations as of May 1, 2026, may continue to make Premium Payments or transfers into the LVIP Portfolios. If you have Account Value in the LVIP Portfolios and withdraw or transfer out 100% of that Account Value, you will not be able to re-invest in the LVIP Portfolios. You can always continue to make withdrawals or transfers out of the LVIP Portfolios.

If you are participating in the Dollar Cost Averaging and/or Portfolio Rebalancing Systematic Transfer Programs and have existing instructions to allocate or rebalance to the LVIP Portfolios as of May 1, 2026, you do not need to take action as those instructions will remain in place until you instruct us otherwise. Please note, if your Account Value is reduced to zero in LVIP Portfolios, the program will terminate and you will have to provide new allocation or rebalancing instructions.

Form No.  PAVASUPP0226

PAVANYSUPP0226